                                                                      EXHIBIT 21

                                SUBSIDIARIES OF
                           FRUIT OF THE LOOM, INC.(1)

                                                                JURISDICTION OF
                                                                 INCORPORATION
                                                                ---------------
NWI Land Management Corporation.............................  Delaware
Union Underwear Company, Inc................................  New York
SUBSIDIARIES OF UNION UNDERWEAR COMPANY, INC. (A NEW YORK
  CORPORATION)
Aliceville Cotton Mill, Inc.................................  Alabama
Apparel Outlet Stores, Inc..................................  Delaware
Artex Manufacturing Co, Inc.................................  Delaware
AVX Management Co., Inc.....................................  Kentucky
Brundidge Shirt Corporation.................................  Alabama
The B.V.D. Licensing Corporation............................  Delaware
Camp Hosiery Company, Inc...................................  Tennessee
Fayette Cotton Mill, Inc....................................  Alabama
FOL Caribbean Corporation...................................  Delaware
Fruit of the Loom Arkansas, Inc.............................  Arkansas
Fruit of the Loom Canada, Inc...............................  Ontario
Fruit of the Loom Caribbean, Inc............................  Delaware
Fruit of the Loom, Inc......................................  New York
Fruit of the Loom Italy, S.r.1..............................  Italy
Fruit of the Loom Texas, Inc................................  Texas
FTL Receivables Company.....................................  Delaware
FTL Sales Company, Inc......................................  New York
FTL Systems, Inc............................................  Tennessee
Gitano Fashions Limited.....................................  Delaware
Greenville Manufacturing, Inc...............................  Mississippi
Jet Sew Technologies, Inc...................................  New York
Leesburg Knitting Mills, Inc................................  Alabama
Martin Mills, Inc...........................................  Louisiana
Panola Mills, Inc...........................................  Mississippi
Pro Player, Inc.............................................  New York
Rabun Apparel, Inc..........................................  Georgia
Russell Hosiery Mills, Inc..................................  North Carolina
Salem Sportswear Corporation................................  Delaware
Sherman Warehouse Corporation...............................  Mississippi
Superior Underwear Mill, Inc................................  New York
Superior Underwear Mills, Inc...............................  Pennsylvania
Union Sales, Inc............................................  Delaware
Union Yarn Mills, Inc.......................................  Alabama
Whitmire Manufacturing, Inc.................................  South Carolina
Winfield Cotton Mill, Inc...................................  Alabama
Woodville Apparel Corporation...............................  Mississippi
SUBSIDIARIES OF ARTEX MANUFACTURING CO., INC. (A DELAWARE
  CORPORATION)
FTL Investments, Inc........................................  Delaware

-------------------------
(1) Excludes some subsidiaries which, if considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" at December
    31, 1997.

                                SUBSIDIARIES OF
                   FRUIT OF THE LOOM, INC.(1) -- (CONTINUED)

                                                                JURISDICTION OF
                                                                 INCORPORATION
                                                                ---------------
SUBSIDIARIES OF FOL CARIBBEAN CORPORATION (A DELAWARE
  CORPORATION)
FOL Holding, Ltd............................................  Cayman Islands
FTL Finance Ltd.............................................  Cayman Islands
SUBSIDIARIES OF FOL HOLDING, LTD. (A CAYMAN ISLANDS
  CORPORATION)
Fruit of the Loom Operating Ltd.............................  Cayman Islands
FTL Sourcing Ltd............................................  Cayman Islands
SUBSIDIARIES OF FRUIT OF THE LOOM OPERATING LTD. (A CAYMAN
  ISLANDS CORPORATION)
Confecciones Dos Caminos, S. De R.L. de C.V.................  Honduras
El Porvenir Manufacturing, S. De R.L. de C.V................  El Salvador
Gitano of Jamaica Company...................................  Jamaica
Manufacturas Villanueva S. De R.L. de C.V...................  Honduras
Productos San Jose, S. De R.L. de C.V.......................  Honduras
Superior Acquisition Corporation............................  Cayman Islands
Textiles Lourdes Limitada...................................  El Salvador
SUBSIDIARIES OF SUPERIOR ACQUISITION CORPORATION (A CAYMAN
  ISLANDS CORPORATION)
Confecciones de Lourdes S.A. de C.V.........................  El Salvador
Confecciones dos Caminos, S.A. de C.V.......................  Honduras
SUBSIDIARIES OF FRUIT OF THE LOOM CANADA, INC. (AN ONTARIO
  CORPORATION)
FOL International...........................................  Republic of Ireland
SUBSIDIARIES OF FOL INTERNATIONAL (A REPUBLIC OF IRELAND
  CORPORATION)
FOL International GmbH......................................  Germany
FOL Ireland Limited.........................................  Republic of Ireland
Fruit of the Loom AG........................................  Switzerland
Fruit of the Loom Benelux, S.A..............................  Belgium
Fruit of the Loom France, S.a.r.1...........................  France
Fruit of the Loom Investments, Ltd..........................  United Kingdom
Fruit of the Loom International Sp. Z.o.o...................  Poland
Fruit of the Loom-Maroc.....................................  Morocco
Fruit of the Loom Nordic, AB................................  Sweden
Fruit of the Loom Spain, S.A................................  Spain
SUBSIDIARIES OF FOL IRELAND LIMITED (A REPUBLIC OF IRELAND
  CORPORATION)
Fruit of the Loom International Limited.....................  Republic of Ireland
Fruit of the Loom Distribution Limited......................  Republic of Ireland
SUBSIDIARIES OF FRUIT OF THE LOOM INVESTMENTS, LTD. (A
  UNITED KINGDOM CORPORATION)
Fruit of the Loom, Ltd......................................  United Kingdom
Fruit of the Loom Management Co., Ltd.......................  United Kingdom
Fruit of the Loom Manufacturing Co., Ltd....................  Northern Ireland
SUBSIDIARIES OF FRUIT OF THE LOOM INTERNATIONAL LIMITED (A
  REPUBLIC OF IRELAND CORPORATION)
Protean.....................................................  Republic of Ireland
All Screen & Design Limited.................................  Republic of Ireland

-------------------------
(1) Excludes some subsidiaries which, if considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" at December
    31, 1997.

                                SUBSIDIARIES OF
                   FRUIT OF THE LOOM, INC.(1) -- (CONCLUDED)

                                                                JURISDICTION OF
                                                                 INCORPORATION
                                                                ---------------
SUBSIDIARIES OF FRUIT OF THE LOOM, INC. (A NEW YORK
  CORPORATION)
Fruit of the Loom GmbH......................................  Germany
SUBSIDIARIES OF FRUIT OF THE LOOM GMBH (A GERMAN
  CORPORATION)
Fruit of the Loom Distribution GmbH.........................  Germany
SUBSIDIARIES OF FTL SALES COMPANY, INC. (A NEW YORK
  CORPORATION)
FTL Regional Sales Company, Inc.............................  Delaware
SUBSIDIARIES OF GITANO FASHIONS LIMITED (A DELAWARE
  CORPORATION)
Dutton II Trading Limited...................................  Hong Kong
Noel of Jamaica Limited.....................................  Jamaica
SUBSIDIARIES OF DUTTON II TRADING LIMITED (A HONG KONG
  CORPORATION)
P.S. Garment Limited........................................  Hong Kong
SUBSIDIARIES OF RUSSELL HOSIERY MILLS, INC. (A NORTH
  CAROLINA CORPORATION)
Leesburg Yarn Mills, Inc....................................  Alabama
SUBSIDIARIES OF SALEM SPORTSWEAR CORPORATION (A DELAWARE
  CORPORATION)
All-Star Manufacturing, Inc.................................  Alabama
Rienzi Manufacturing, Inc...................................  Mississippi
Rogersville Apparel, Inc....................................  Alabama
Salem Screen South, Inc.....................................  Alabama
Salem Sportswear, Inc.......................................  New Hampshire
SUBSIDIARIES OF SALEM SPORTSWEAR, INC. (A NEW HAMPSHIRE
  CORPORATION)
Salem International, Inc. (FSC).............................  U.S. Virgin Islands
SUBSIDIARIES OF UNION SALES, INC. (A DELAWARE CORPORATION)
Fruit of the Loom Trading Company...........................  Delaware
SUBSIDIARIES OF FRUIT OF THE LOOM TRADING COMPANY (A
  DELAWARE CORPORATION)
Controladora Fruit of the Loom, S.A. de C.V.................  Mexico
SUBSIDIARIES OF CONTROLADORA FRUIT OF THE LOOM, S.A. DE D.V.
  (A MEXICAN CORPORATION)
Distribuidora FTL, S.A. de C.V..............................  Mexico
Distribuidora Fruit of the Loom, S.A. de C.V................  Mexico
Edificadora de Valle Hermoso, S.A. de C.V...................  Mexico
Fruit of the Loom De Mexico, S.A. de C.V....................  Mexico
Inmobiliaria de Miguel Aleman, S.A. de C.V..................  Mexico
SUBSIDIARIES OF UNION YARN MILLS, INC. (AN ALABAMA
  CORPORATION)
DeKalb Knitting Corporation.................................  Alabama

-------------------------
(1) Excludes some subsidiaries which, if considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" at December
    31, 1997.